Exhibit 99.1

Kimberly-Clark and Kenvue Shareholders Overwhelmingly Approve Kimberly-Clark's Acquisition of Kenvue

Key Milestone in Creating a Global Health and Wellness Leader

Transaction Expected to Close in the Second Half of 2026

DALLAS, T.X. and SUMMIT, N.J., Jan. 29, 2026 – Kimberly-Clark Corporation (NASDAQ: KMB) and Kenvue Inc. (NYSE: KVUE) today announced that Kimberly-Clark and Kenvue shareholders voted overwhelmingly to approve all of the proposals necessary for Kimberly-Clark to complete its acquisition of Kenvue at their respective Special Meetings of Stockholders held today.

"We are grateful to Kimberly-Clark shareholders who voted resoundingly in support of our combination with Kenvue," said Mike Hsu, Kimberly-Clark Chairman and Chief Executive Officer. "This is an exciting milestone and advances our efforts to create a preeminent global health and wellness leader that will raise the standard of care for billions of people around the world and generate significant value for shareholders. Kimberly-Clark and Kenvue leaders are collaborating well on our critical integration planning efforts, which further underscores our excitement and confidence in the opportunity we have in front of us."

“We thank Kenvue shareholders for their strong support in approving our transaction with Kimberly-Clark,” said Kirk Perry, Chief Executive Officer of Kenvue. "As we continue to progress toward completing the transaction later this year, we remain confident in the growth opportunities ahead for the combined company as a global health and wellness leader. By bringing together our portfolios and teams, we can accelerate innovation, expand access to our trusted brands and deliver increased benefits to our customers and consumers worldwide. We look forward to reaching more consumers with our iconic brands as part of Kimberly-Clark.”

Based on preliminary voting results, approximately 96% of the shares present at Kimberly-Clark's Special Meeting were voted to approve the issuance of shares of Kimberly-Clark common stock in connection with the transaction. Based on preliminary voting results, approximately 99% of shares voted at Kenvue's Special Meeting voted to adopt the merger agreement, representing approximately 77% of all outstanding shares.

Final vote results from the Kimberly-Clark and Kenvue Special Meetings are subject to certification by the companies' respective independent inspectors of elections and will be filed with the U.S. Securities and Exchange Commission in separate Current Reports on Form 8-K.

The transaction is expected to close in the second half of 2026, subject to the receipt of regulatory approvals and satisfaction of other customary closing conditions.

About Kimberly-Clark

Kimberly-Clark (NASDAQ: KMB) and its trusted brands are an indispensable part of life for people in more than 175 countries and territories. Our portfolio of brands, including Huggies, Kleenex, Scott, Kotex, Cottonelle, Poise, Depend, Andrex, Pull-Ups, Goodnites, Intimus, Plenitud, Sweety, Softex, Viva and WypAll, hold No. 1 or No. 2 share positions in approximately 70 countries. Our company's purpose is to deliver Better Care for a Better World. We are committed to using sustainable practices designed to support a healthy planet, build strong communities, and enable our business to thrive for decades to come. To keep up with the latest news and learn more about the company's more than 150-year history of innovation, visit the Kimberly-Clark website.

About Kenvue

Kenvue Inc. is the world's largest pure-play consumer health company by revenue. Built on more than a century of heritage, our iconic brands, including Aveeno®, BAND-AID® Brand, Johnson's®, Listerine®, Neutrogena® and Tylenol®, are science-backed and recommended by healthcare professionals around the world. At Kenvue, we realize the extraordinary power of everyday care. Our teams work every day to put that power in consumers' hands and earn a place in their hearts and homes. Learn more at www.kenvue.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters contained in this communication, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on K-C’s and Kenvue’s business and future financial and operating results and prospects, expectations regarding growth initiatives, innovations, marketing and other contingencies in connection with the proposed transaction, and the closing date for the proposed transaction, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and are based upon the current expectations and beliefs of the management of K-C and Kenvue concerning future events impacting K-C and Kenvue and are qualified by the inherent risks and uncertainties surrounding future expectations generally. There can be no assurance that these future events will occur as anticipated or that our results will be as estimated. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond K-C’s and Kenvue’s control. Forward-looking statements speak only as of the date they were made, and we undertake no obligation to publicly update them. Some of these forward-looking statements can be identified by words like “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “should,” “will,” or “would,” the negative of these words, other terms of similar meaning or the use of future dates.

The assumptions used as a basis for the forward-looking statements include many estimates that depend on many factors outside of K-C’s or Kenvue’s control, including, but not limited to, risks and uncertainties around the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement, the risk that the conditions to the completion of the proposed transaction (including regulatory approvals) are not satisfied in a timely manner or at all, the possibility that competing offers or transaction proposals may be made, the risks arising from the integration of the K-C and Kenvue businesses, the uncertainty of rating agency actions, the risk that the anticipated benefits and synergies of the proposed transaction may not be realized when expected or at all and that the proposed transaction may not be completed in a timely manner or at all, the risk of unexpected costs or expenses resulting from the proposed transaction, the risk of litigation related to the proposed transaction, including resulting expense or delay, the risks related to disruption to ongoing business operations and diversion of management’s time as a result of the proposed transaction, the risk that the proposed transaction may have an adverse effect on the ability of K-C and Kenvue to retain key personnel, customers and suppliers, the risk that the credit ratings of the combined company decline following the proposed transaction, the risk that the announcement or the consummation of the proposed transaction has a negative effect on the market price of the capital stock of K-C and Kenvue or on K-C’s and Kenvue’s operating results, the risk of product liability litigation or government or regulatory action, including related to product liability claims, the risk of product efficacy or safety concerns resulting in product recalls or regulatory action, risks relating to inflation and other economic factors, such as interest rate and currency exchange rate fluctuations, government trade or similar regulatory actions (including current and potential trade and tariff actions and other constraints on trade affecting the countries where K-C or Kenvue operate and the resulting negative impacts on our supply chain, commodity costs, and consumer spending), natural disasters, acts of war, terrorism, catastrophes, pandemics, epidemics, or other disease outbreaks, the prices and availability of K-C’s or Kenvue’s raw materials, manufacturing difficulties or delays or supply chain disruptions, disruptions in the capital and credit markets, counterparty defaults (including customers, suppliers and financial institutions with which K-C or Kenvue do business), impairment of goodwill and intangible assets and projections of operating results and other factors that may affect impairment testing, changes in customer preferences, severe weather conditions, regional instabilities and hostilities, potential competitive pressures on selling prices for K-C and Kenvue products, energy costs, general economic and political conditions globally and in the markets in which K-C and Kenvue do business (including the related responses of consumers, customers and suppliers on sanctions issued by the U.S., the European Union, Russia or other countries), the ability to maintain key customer relationships, competition, including technological advances, new products, and intellectual property attained by competitors, challenges inherent in new product research and development, uncertainty of commercial success for new and existing products and digital capabilities, challenges to intellectual property protections including counterfeiting, the ability of K-C and Kenvue to successfully execute business development strategy and other strategic plans, changes to applicable laws and regulations and other requirements imposed by stakeholders, as well as changes in behavior and spending patterns of consumers, could affect the realization of these estimates.

Additional information and factors concerning these risks, uncertainties and assumptions can be found in K-C’s and Kenvue’s respective filings with the SEC, including the risk factors discussed in K-C’s and Kenvue’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q, the Form S-4 and future filings with the SEC. Forward-looking statements included herein are made only as of the date hereof and neither K-C nor Kenvue undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Contacts

Kimberly-Clark

Investor Relations:

Christopher Jakubik, CFA

KC.InvestorRelations@kcc.com

Media Relations:

Kyrsten Aspegren

media.relations@kcc.com

Kenvue

Investor Relations:

Sofya Tsinis

Kenvue_IR@kenvue.com

Media Relations:

Melissa Witt

media@kenvue.com

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